UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 30, 2003

                                PPT VISION, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)

   Minnesota                        0-11518                      41-1413345
   ---------                        -------                      ----------
(State or other              (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

12988 Valley View Road
Eden Prairie, Minnesota                                            55344
-----------------------                                            -----
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (952) 996-9500

Items 1-4, 6 and 8-12 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On October 6, 2003, PPT Vision, Inc announced that holders of a total of 1,688,705 warrants exercised their warrants prior to the warrant expiration date of September 30, 2003, resulting in gross proceeds of $1,182,000 to the Company. As a result of the warrant exercise, PPT Vision had 11,757,000 shares outstanding at September 30, 2003.

      A copy the press release dated October 6, 2003, announcing results of the warrant exercise is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued October 6, 2003, announcing warrant
                  exercise results.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      PPT VISION, INC.

                                                      By /s/ Timothy C. Clayton
                                                         ----------------------
                                                         Timothy C. Clayton
                                                         Chief Financial Officer

Dated: October 6, 2003